UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 27, 2004

HALLIBURTON COMPANY
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-3492	No. 75-2677995
(Commission File Number)	(IRS Employer Identification No.)

1401 McKinney, Suite 2400, Houston, Texas	77010
(Address of Principal Executive Offices)	(Zip Code)

(713) 759-2600
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN REPORT

Item 1.01.  Entry into a Material Definitive Agreement.

 On December 27, 2004, Halliburton entered into amendments to the following agreements:

1.     Amendment No. 4 to the Master Letter of Credit Facility Agreement dated as of October 31, 2003, as amended, among Halliburton, certain subsidiaries of Halliburton, the Banks party thereto, Citicorp North America, Inc., as Administrative Agent, JPMorgan Chase Bank, as Syndication Agent, and ABN AMRO Bank, N.V., as Documentation Agent.

2.   Amendment No. 2 to 3-Year Revolving Credit Agreement dated as of October 31, 2003, as amended, among Halliburton, the Banks party thereto, Citicorp North America, Inc., as Administrative Agent, JPMorgan Chase Bank, as Syndication Agent, and ABN AMRO Bank N.V., as Documentation Agent.

3.   Amendment No. 1 to 364-Day Revolving Credit Agreement dated as of July 14, 2004, among Halliburton, the Banks party thereto, Citicorp North America, Inc., as Paying Agent, JPMorgan Chase Bank, as Co-Administrative Agent, ABN AMRO Bank N.V., as Syndication Agent, and HSBC Bank USA, National Association and The Royal Bank of Scotland plc, as Co-Documentation Agents.

     Each of the amendments modify the “EBITDA” definition in the agreements to clarify that the non-cash charge to earnings attributed to the increase in the price of the 59.5 million shares of Halliburton common stock that will be contributed to trusts in conjunction with the settlement of Halliburton’s asbestos and silica liability will not negatively impact the interest charge coverage ratio covenant in the agreements.

      The amendments are attached to this report as Exhibit 10.1, 10.2 and 10.3.

Item 9.01.  Financial Statements and Exhibits.

The exhibit listed below is filed herewith.

(c)  Exhibits.

10.1	Amendment No. 4 to the Master Letter of Credit Facility Agreement dated as of October 31, 2003, as amended, among Halliburton, certain subsidiaries of Halliburton, the Banks party thereto, Citicorp North America, Inc., as Administrative Agent, JPMorgan Chase Bank, as Syndication Agent, and ABN AMRO Bank, N.V., as Documentation Agent.

10.2	Amendment No. 2 to 3-Year Revolving Credit Agreement dated as of October 31, 2003, as amended, among Halliburton, the Banks party thereto, Citicorp North America, Inc., as Administrative Agent, JPMorgan Chase Bank, as Syndication Agent, and ABN AMRO Bank N.V., as Documentation Agent.

10.3	Amendment No. 1 to 364-Day Revolving Credit Agreement dated as of July 14, 2004, among Halliburton, the Banks party thereto, Citicorp North America, Inc., as Paying Agent, JPMorgan Chase Bank, as Co-Administrative Agent, ABN AMRO Bank N.V., as Syndication Agent, and HSBC Bank USA, National Association and The Royal Bank of Scotland plc, as Co-Documentation Agents.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HALLIBURTON COMPANY

Date: December 29, 2004	By:	/s/ Margaret E. Carriere
Margaret E. Carriere
Vice President and Secretary

EXHIBIT INDEX

EXHIBIT NUMBER	EXHIBIT DESCRIPTION

10.1
Amendment No. 4 to the Master Letter of Credit Facility Agreement dated as of October 31, 2003, as amended, among Halliburton, certain subsidiaries of Halliburton, the Banks party thereto, Citicorp North America, Inc., as Administrative Agent, JPMorgan Chase Bank, as Syndication Agent, and ABN AMRO Bank, N.V., as Documentation Agent.

10.2
Amendment No. 2 to 3-Year Revolving Credit Agreement dated as of October 31, 2003, as amended, among Halliburton, the Banks party thereto, Citicorp North America, Inc., as Administrative Agent, JPMorgan Chase Bank, as Syndication Agent, and ABN AMRO Bank N.V., as Documentation Agent.

10.3
Amendment No. 1 to 364-Day Revolving Credit Agreement dated as of July 14, 2004, among Halliburton, the Banks party thereto, Citicorp North America, Inc., as Paying Agent, JPMorgan Chase Bank, as Co-Administrative Agent, ABN AMRO Bank N.V., as Syndication Agent, and HSBC Bank USA, National Association and The Royal Bank of Scotland plc, as Co-Documentation Agents.